SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  /X/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/      Preliminary Proxy Statement        / /   Confidential, for Use of the
/ /      Definitive Proxy Statement               Commission Only (as permitted)
/ / Soliciting Material Pursuant to Section by Rule 14a-6(e)(2)) 240.14a-11(c) or Section 240.14a-12

                              Kavilco Incorporated
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

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        (3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
        (4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------
        (5)      Total fee paid:

                 ---------------------------------------------------------------
/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:

                 ---------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
        (3)      Filing Party:

                 ---------------------------------------------------------------
        (4)      Date Filed:

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
October 1998


Dear Shareholder:

Enclosed is the notice for the Twenty-fifth Annual Shareholders Meeting of Kavilco Incorporated being held November 7, 1998. Also enclosed are a proxy and postage paid envelope for your convenience in returning your vote.

The meeting will be at the Ted Ferry Civic Center, Ketchikan, Alaska, beginning at 1:00 p.m. Dinner will follow at 6:00 p.m., at the Westmark Cape Fox Lodge. You are cordially invited to attend.

The purpose for this Twenty-fifth Annual Meeting is the elections of three directors for a three year term expiring in 2001, or until their successors are elected and qualified, and to vote on the independent public accountants of the corporation.

The bylaws of the corporation state that persons holding at least a majority of the total number of shares of outstanding common stock entitled to vote, must be present either in person or by proxy to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

All Shareholders should complete and mail their proxy even if they plan to attend the meeting. Your proxy can be voted if for some reason you are not able to attend the meeting. Pursuant to Section 14(c) of the Securities and Exchange Act of 1934, any proxy and accompanying materials solicited must first be submitted to the Securities and Exchange Commission for review.

By completing and returning the enclosed proxy, you will authorize John Campbell, Kenneth Gordon, and Louis Jones, Sr., a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were present personally.

If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is vote your shares for you) you may as provided in the by-laws, appoint someone else to act as your proxy by giving such person a written authorization to vote your shares of stock on your behalf at the annual meeting. Nominations for all candidates to the Board of Directors must be made at the Annual Shareholders Meeting.

Management does not know of any other matters requiring action at the meeting other than the election of directors.

The other members of the Board of Directors and I encourage you to take an interest in the affairs of Kavilco Incorporated. We urge you to attend the Annual Meeting if possible and to vote, either in person or by proxy.

Sincerely,


/s/Louis A. Thompson

Louis A. Thompson
President

                    K A V I L C O    I N C O R P O R A T E D

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Twenty-fifth Annual Meeting of the Shareholders of KAVILCO INCORPORATED being held at the Ted Ferry Civic Center, Ketchikan, Alaska, on November 7, 1998.

Registration will begin at 11:00 a.m. and end at 12:00 noon.

The meeting will begin at 1:00 p.m.

The meeting is for the following purposes:

1. To elect three (3) directors of the corporation in the first class.

2. To approve independent public accountants.

3. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only the Shareholders of record, at the close of business on October 7, 1998, are entitled to vote at this meeting. The stock transfer records of the Corporation closed on that date.

Shareholders should promptly complete, sign and return the enclosed proxy in the enclosed postage paid envelope.

All Shareholders should complete and return the enclosed proxy card even if they plan to attend the meeting. If you do attend the meeting and wish to vote in person, you may do so even though you have previously signed and mailed a proxy.

The following are the current directors up for re-election: Laird A. Jones, Melanie Locklear, and Louis A. Thompson.

                                           By Order of the Board of Directors of
                                           Kavilco Incorporated


                                           /s/John Campbell

                                           John Campbell
                                           Secretary

                              KAVILCO INCORPORATED
                                 PROXY STATEMENT

This proxy statement furnished accompanying the solicitation of proxies by the Board of Directors of Kavilco, Incorporated (the "Company"), for use at the annual meeting of stockholders being held November 7, 1998, and any adjournments thereof. Stockholders who execute and return proxies may revoke them at any time before voting by notifying Scott Burns, the Chief Financial Officer of the Company. The complete mailing address of the business office of the Company is Kavilco Incorporated, Suite 3010, 600 University Street, Seattle, Washington 98101. The approximate mailing date of these proxy materials being October 7, 1998, but proxies may also be solicited personally, by telephone, by employees, officers, and agents of the Company. All costs of solicitation of the proxies are borne by the Company.

Only stockholders of record at the close of business on October 7, 1998, are entitled to vote at the annual meeting. On that date, there were 11,596.83 shares of Class A (voting) stock of the Company outstanding. Each stockholder is entitled to one (1) vote for each share owned and may vote the total number of his/her shares for as many persons as there are directors being elected. Alternatively, stockholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, stockholders may allocate these votes on the same principle among any number of nominees. The management, as of October 7, 1998, knows of no person to be the beneficial owner of more than five percent (5%) of the outstanding stock of the Company.

                              ELECTION OF DIRECTORS

The Bylaws of the Company provide that the business of the Company is managed by a Board consisting of nine (9) directors. The Bylaws further provide for three
(3) year terms of office. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors:

                                 Laird A. Jones
                                Melanie Locklear
                                Louis A. Thompson

Outstanding Shares and Beneficial Ownership
-------------------------------------------

         On the Record Date, there were 11,596.83 shares of Class A Stock of the Company outstanding.

         The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A Stock as of October 7, 1998:

         Name         Age      Positions &      Term       Director      Principal        Amount & Nature of
                             Offices with the   Office       Since      Occupation &          Beneficial
                                 Company        as                   Employment During   Ownership/% of Class
                                                Director              Past Five Years        A at 10/7/98
                                                Expires
--------------------------- ------------------- ---------- -------- ------------------- ---------------------

Louis A. Thompson     62    President/CEO       1998       1972     Chief Executive        100       .86%
                            Chairman                                Officer
                            Director

Louis Jones, Sr.      60    Director/Vice       2000       1979     Chief Engineer         100       .86%
                            President                               Dept. Of Marine
                                                                    Hwy, St. of AK

John Campbell         29    Director/           2000       1994     Student,,              162      1.40%
                            Secretary                               Self-employed

Dr. Jeane Breinig     43    Director            1999       1993     Univ. Of AK,           140      1.21%
                                                                    English Professor

Kenneth Gordon        38    Director            2000       1994     Self-employed          100       .86%

Ramona Hamar          55    Director            1999       1973     Office Manager         150      1.29%

Laird A. Jones        43    Director            1998       1994     Exec. Director, St.    100       .86%
                                                                    Of AK, Dept. of
                                                                    Fish & Game

Melanie Locklear      28    Director            1998       1997     Advertising            100       .86%
                                                                    Executive

Rosemarie Trambitas   58    Director            1999       1978     Culinary               100       .86%

Scott Burns           52    Chief Financial                         Chief Financial        -0-       -0-%
                            Officer                                 Officer for Kavilco

All Directors &                                                                         1,022        9.07%
Officers as a Group
(10 persons)


The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company.

The Company does not have an auditing, nominating or compensation committee.

The Board of Directors held five regular bimonthly meetings for the year ended December 31, 1997.

                     COMPENSATION OF OFFICERS AND DIRECTORS

All cash compensation paid by the Company for the year ended December 31, 1997, to each of the five most highly paid executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             Cash Compensation Table
                             -----------------------
             (A)                        (B)                          (C)
    Name of Individual              Capacities                        Cash
    or Number in Group              Which Served                 Compensation
    ------------------              ------------                 ------------
    Louis A. Thompson               Chief Executive              $   78,354.24
                                    Officer, President
                                    and Director

    Scott Burns                     Chief Financial              $   90,658.00
                                    Officer

    All the executive
    officer as a group
    (2 persons)                                                  $ 169,512.24

                         Compensation Pursuant to Plans

The  Company  has  a  retirement  plan  for  its  employees  that  is a  defined
contribution  plan  with  annual   contribution   being  equal  to  20%  of  the
participant's salary.

                            Compensation of Directors

The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The approval of the selection of Price Waterhouse as independent public accountants of the Company voted on at the annual meeting. Shareholders are asked to approve this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Price Waterhouse as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. Price Waterhouse has acted as the Company's independent pubic accountants since March 18, 1988. No representative of Price Waterhouse is expected to be present at the annual meeting.

Professional services consisted of issuing an opinion on audited financial statements and assisting in SEC and tax matters.

                                  OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. There are three shareholder proposals and Kavilco's response attached to this proxy. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company's 1999 annual meeting must be received by the Company at its business office, One Union Square, Suite 3010, 600 University Street, Seattle, Washington 98101, on or before August 1, 1999.

                                              By Order of the Board of Directors

                                              /s/Louis A. Thompson

                                              Louis A. Thompson,
                                              President

Seattle, Washington
October 7, 1998

Shareholder Proposals:

A written response to the following proposals was made by Mr. Clare E. Doig. Mr. Doig is a professional forester and land manager who has been providing forest management and land management services on a consulting basis to Alaska Native village corporations and various other Alaskan clients since 1978. He has provided these services to Kavilco, Inc. since 1979, and is fully informed on the subject of these proposals through his professional work throughout Alaska.



Proposal #1 submitted by Della A. Coburn:
"Shall Kavilco, Incorporated permanently ban all clear cutting and high grading of logs on all corporate properties, at the end of all current sales and cutting contracts, and require all waste wood to be removed or composted and then returned to the forest by the logging contractors in all future contracts, in order to retain the land's ability to produce commercial quality trees, and also preserving the soils which produce the trees at the same time preserving subsistence food animals and habitat, which Kasaan people depend upon for food?

Response:

         Clear cutting is the preferred silvicultural prescription for the management of old growth hemlock, spruce, and cedar timber stands because these are tree species that require sunlight and proper seed-bed preparation for adequate regeneration.

         Any restriction of the choice of timber harvest management alternatives will result in reduced future financial returns to the Corporation and its shareholders.

         The logging slash (wood waste) that is left after logging operations is that material that is not suitable for the production of wood products or chips. The removal of such material would necessarily be done at a cost that would have to be subsidized by the rest of the timber. There is no environmental, economic, or other benefit from removing logging slash or composting it.

         Removal of all logging slash (wood waste) would reduce the financial return to the Corporation's shareholders from future timber harvest operations.

         Leaving logging slash (wood waste) provides important protection for tree seedlings in their first years of growth.

         Leaving logging slash (wood waste) enhances the productivity of the soil by returning nutrients to the soil through the slow process of decay. Composting of logging slash (wood waste) is unnecessary as logging slash naturally deteriorates over time, releasing nutrients to the soil in the process.

         Leaving logging slash (wood waste) protects the soil from erosion by acting as a protective cover for the soil.

         It has been well documented that deer and other animals that are subsistence targets thrive in and around clear-cuts due to the increased availability of berry bushes and other forage vegetation.

Proposal #2 submitted by Della A. Coburn:
"Shall the Lincum Creek Watershed at Kasaan be placed into a conservation trust by Kavilco, Incorporated in order to forever protect the watershed from the adverse logging or other damaging practices, and to preserve it as a watershed/wildlife/subsistence hunting and gathering preserve?"

Response:

         There has been no demonstrated need to add further protections to the Kasaan Watershed. The City has a watershed ordinance enacted under state law, as well as the State of Alaska Forest Practices Act and Regulation provide regulatory protections of water quality.

         A Conservation Trust is a legal entity that would require financial support, the sources of which have not been identified, and most likely are not available.

         Placing   restrictions  on  the  management  of  Kavilco's  lands  will ultimately result in reduced financial returns to the Corporation and its' shareholders.

         All of Kavilco's lands are available to Kavilco's shareholders for subsistence hunting and gathering; it does not make any rational sense to create a limited preserve such as is being proposed.


Proposal #3 submitted by Della A. Coburn:
"Shall Kavilco, Incorporated seek ways to ensure the clean up of the clear cuts on Kasaan Mountain and on the Kasaan Peninsula, in order for the lands in question to (be) used for commercial wild berry farming or other local commercial use by the corporation or other local organizations in Kasaan?"

Response:

         The issue of "clean up of the clear cuts" is primarily an emotional reaction to a timber harvest area before the new tree growth and berry bushes grow up and obscure the stumps and slash.

         No financial analysis of wild berry farming on Kavilco lands has been conducted, however the likely outcome of such an analysis is that there is high risk and no positive financial return to the Corporation in such an enterprise.

         Steep hillsides are inherently unsuitable for wild berry farming on a commercial scale.

         It is the responsibility of Kavilco's management to investigate and evaluate potential commercial uses of Kavilco lands. The corporation would welcome proposals for financially profitable enterprises involving Kavilco lands, however it would not be responsible for the Corporation to allow such a use that either puts the Corporation at risk or does not result in a positive financial return to Kavilco and it's shareholders.

Conclusion:
None of these proposals contributes to the ability of Kavilco, Incorporated to provide additional benefits to shareholders of the corporation. Each of these proposals seeks to in some way either prescribe management of Kavilco lands or restrict the options available to management to generate benefits for the corporation and its shareholders. All three of these proposals are in conflict with the fiduciary responsibility of the Board of Directors to manage Kavilco, Incorporated in the best interests of the corporation's shareholders.

                                     SAMPLE

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                  TWENTY-FOURTH ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 7, 1998

                                                       As to matters 1 and 2
                                   below, discretionary authority is hereby
                                   granted as to any such matter as to which no
                                   choice is indicated. Discretionary authority
                                   is hereby granted as to any other matters
                                   that may lawfully come before the meeting.
                                   Management knows of no other matters to be
Choose either (A) or (B).          considered by the Shareholders.

                                                CHECK BOX (A) OR (B)

                                   (1)  (A)  [ ] TO VOTE DISCRETIONARY for the
                                             election of three Nominees as set
                                             forth in the Board of Directors'
                                             Proxy Statement for the three-year
                                             terms ending in 2001. The
                                             undersigned hereby appoints John
                                             Campbel, Kenneth Gordon and Louis
                                             Jones, Sr. or any of them, Proxies
                                             for the undersigned to vote on
                                             their behalf.
If you choose (A) your shares
will be voted by the three
appointed Directors at their
discretion.
                                        (B)  [ ] TO VOTE DIRECTED in the manner
                                             set forth below for the election of
                                             the Nominees below for the Board of
                                             Directors of the Corporation for
                                             three-year terms ending in 2001.
If you choose (B) you need to
specify who the Directors will be voting for.
                                             Nominee      Number of Shares X 3
                                                          = Number of Votes Cast

                                             Laird Jones             X 3
                                             Melanie Locklear        X 3
                                             Louis A. Thompson       X 3
You must vote on item (2),
either FOR, AGAINST, or
ABSTAIN
                                        (2)  To  vote  on  the  selection  Price
                                             Waterhouse   as   the   independent
                                             public     accountants    of    the
                                             Corporation.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

                                             The foregoing proposals are made by
                                   the Board of Directors and the Proxy is
                                   solicited by the Board of Directors and will be voted as specified.

                                   PLEASE SIGN, DATE AND RETURN THIS PROXY
                                   PROMPTLY IN THE POSTAGE PAID ENVELOPE
                                   PROVIDED.

                                   Number of shares
                                                   ----------------
                                   Dated               , 1998
Complete all appropriate                ---------------
information                        X
                                   --------------------------------------------
                                   Sign here as name appears of left.

                                   IMPORTANT: Executors, Administrators,
                                   Trustees, Guardians, should so indicate.

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                  TWENTY-FOURTH ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 7, 1998

     As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

                              CHECK BOX (A) OR (B)
(1)
         (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2001. The undersigned hereby appoints John Campbell, Kenneth Gordon, and Louis Jones, Sr., or any of them, Proxies for the undersigned to vote on their behalf.



         (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2001.


           Nominee                   Number of Shares X 3 = Number of Votes Cast
           ---------------------------------------------------------------------

           Laird Jones                                 X 3
                                     ------------------   ------------------
           Melanie Locklear                            X 3
                                     ------------------   ------------------
           Louis A. Thompson                          X 3
                                     ------------------   ------------------

(2) To vote on the selection Price Waterhouse as the independent public accountants of the Corporation.

           FOR [   ]                AGAINST  [   ]             ABSTAIN  [   ]


     The foregoing proposals are made by the Board of Directors and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                   Number of shares                      Dated            , 1998
                                   ----------------------     ------------
                         X
Name:                    -------------------------------------------------------
CLASS:    # OF SHARES:   Sign here as name appears of left


                         IMPORTANT:  Executors,  Administrators, Trustees,
                                     Guardians, should so indicate.